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                                                                    EXHIBIT 23.1









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS










As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 26, 1998 included in Eagle Bancshares, Inc.'s Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP
-----------------------
    ARTHUR ANDERSEN LLP






Atlanta, Georgia
July 14, 1998